UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 7, 2006
SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama (Address of Principal Executive Offices)	35203 (Zip Code)
(205) 327-1400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On November 7, 2006, Superior Bancorp completed the acquisition of Community Bancshares, Inc., which was merged with and into Superior Bancorp. As a result of the merger, Superior Bancorp will operate the 18 banking locations and 15 consumer finance company locations in the State of Alabama previously owned by Community Bancshares. The combination of the two community bank holding companies creates a banking franchise totaling $2.4 billion in assets that serves its customers through 57 banking offices and 18 consumer finance company offices from Huntsville, Alabama to Tampa, Florida.
     As a result of the merger, Community Bancshares shareholders will receive .8974 shares of Superior Bancorp common stock for each share of Community Bancshares stock they own. Based on Superior Bancorp’s closing share price on November 7, 2006, the total value of the merger is $93.6 million.
     Prior to completion of the merger, there were no material relationships among Superior Bancorp or any of its affiliates and Community Bancshares or any of its affiliates except in respect of the merger.
Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure.
     On November 7, 2006, Superior Bancorp issued a press release announcing the completion of the Community Bancshares merger. The text of the press release is attached to this report as Exhibit 99. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a documents filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of businesses acquired
     The financial statements of Community Bancshares, Inc. required by Item 9.01(a) of Form 8-K have been filed under Item 8 of Community Bancshares, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and Part I, Item 1 of Community Bancshares, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 (Commission File No. 0-16461) and are hereby incorporated herein by reference.
     (b) Pro Forma Financial Information
     The pro forma financial information required by Item 9.01(b) of Form 8-K has been filed under the caption “Unaudited Pro Forma Condensed Consolidated Financial Information in Superior Bancorp’s Registration Statement on Form S-4 (Registration No. 333-136419), as amended, and is hereby incorporated herein by reference.
     (c) Exhibits
Exhibit 2	Agreement and Plan of Merger between Community Bancshares, Inc. and The Banc Corporation, dated April 29, 2006, filed as Exhibit 10 to The Banc Corporation’s Current Report on Form 8-K dated May 1, 2006, is hereby incorporated herein by reference.

Exhibit 99	Press Release of Superior Bancorp dated November 7, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

Date: November 7, 2006	By:	/s/Rick D. Gardner

Rick D. Gardner
Chief Operating Officer